SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2009

                         FSB Community Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        United States                000-52751                   74-3164710
----------------------------    --------------------         ------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)



45 South Main Street, Fairport, New York                         14450
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (585) 223-9080


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 31, 2009, FSB Community Bankshares, Inc. received notice that Thomas J. Hanss, Chairman of the Board, will retire from the Board, effective December 31, 2009. There are no disagreements between Mr. Hanss and the registrant, known to an executive officer of the registrant, on any matter relating to the registrant's operations, policies or practices.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Shell Company Transactions. Not Applicable.

(d) Exhibits. Not Applicable.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               FSB COMMUNITY BANKSHARES, INC.


DATE:  July 31, 2009                        By: /s/ Dana C. Gavenda
                                               ---------------------------------
                                               Dana C. Gavenda
                                               Chief Executive Officer